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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report November 23, 1999
                        (Date of earliest event reported)



                             THE CENTRIS GROUP, INC.
             (Exact name of Registrant as specified in its charter)

     Delaware                           001-120996               33-0097221
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

           650 Town Center Drive, Suite 1600
                    Costa Mesa, CA                                  92626
      (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: 714/549- 1600



                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

        On December 31, 1998, The Centris Group, Inc. ("Centris") acquired a group of companies from Eureko, B.V. of the Netherlands (the "Seller"). Among these acquired companies was Seaboard Life Insurance Company (USA), whose name was subsequently changed to Centris Life Insurance Company ("CLIC"). As a part of this acquisition transaction, the Seller separately negotiated a reinsurance agreement with Life Reassurance Corporation of America ("Life Re"), covering the Seaboard Life Individual Life and Annuity business, which reinsurance agreement provided that such business was to be retroactively reinsured by Life Re on a 100% indemnity basis effective as of July 1, 1998. In its financial statements, Centris classified the assets relating to this reinsurance agreement as "assets held for transfer," and classified the liabilities relating to this reinsurance agreement as "pending transferable reinsurance." Under the acquisition agreement between Centris and the Seller, any income earned or loss incurred from this Individual Life and Annuity business line is credited to or charged to such reinsurer.

        On October 22, 1999, CLIC and Life Re consummated the reinsurance transaction, after having received the necessary approvals of the Insurance Departments of Indiana and California. The terms of this closure include a requirement for a final accounting to be prepared prior to March 31, 2000. Pertinent financial aspects of this transaction will be reflected in the records of CLIC during the fourth quarter of 1999, upon receipt of all required financial information by CLIC. The completion of the reinsurance transaction will not have a material effect on the consolidated balance sheets of the Company.


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(c)  Exhibits

     Set forth below is a list of exhibits included as part of this Current Report on Form 8-K:

Exhibit Number                      Description of Exhibit
-------------- -----------------------------------------------------------------

10.01 INDEMNITY REINSURANCE AGREEMENT entered into on December 29, 1998, by and between Seaboard Life Insurance Company (USA), an Indiana insurance company, and Life Reassurance Corporation of America, a Connecticut corporation


10.02 PURCHASE AGREEMENT entered into on December 29, 1998, by and among Life Reassurance Corporation of America, a Connecticut corporation, Eureko B.V., a company organized under the laws of the Netherlands and Seaboard Life Insurance Company (USA), an Indiana insurance corporation.

10.03 ADMINISTRATIVE SERVICES AGREEMENT entered into as of December 29, 1998, by and among Seaboard Life Insurance Company, a Canadian federal insurance company ("SLIC-Canada"), Seaboard Life Insurance Company (USA), an Indiana insurance company and a direct wholly owned Subsidiary of SLIC-Canada (the "Seller"), and Life Reassurance Corporation of America, a Connecticut insurance company ("the Administrator").
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, The Centris Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           THE CENTRIS GROUP, INC.


Date:  November 23, 1999      By:  /S/Charles M. Caporale
                                   ----------------------
                                   Charles M. Caporale
                                   Senior Vice President, Chief
                                   Financial Officer and Treasurer

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                                 EXHIBIT INDEX

Exhibit Number                      Description of Exhibit
-------------- -----------------------------------------------------------------


10.01 INDEMNITY REINSURANCE AGREEMENT entered into on December 29, 1998, by and between Seaboard Life Insurance Company (USA), an Indiana insurance company, and Life Reassurance Corporation of America, a Connecticut corporation


10.02 PURCHASE AGREEMENT entered into on December 29, 1998, by and among Life Reassurance Corporation of America, a Connecticut corporation, Eureko B.V., a company organized under the laws of the Netherlands and Seaboard Life Insurance Company (USA), an Indiana insurance corporation.

10.03 ADMINISTRATIVE SERVICES AGREEMENT entered into as of December 29, 1998, by and among Seaboard Life Insurance Company, a Canadian federal insurance company ("SLIC-Canada"), Seaboard Life Insurance Company (USA), an Indiana insurance company and a direct wholly owned Subsidiary of SLIC-Canada (the "Seller"), and Life Reassurance Corporation of America, a Connecticut insurance company ("the Administrator").